Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)

Neuberger Berman Long Short Credit Fund
Class A, Class C, Institutional Class and Class R6

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2018, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Long Short Credit Fund (the “Fund”).  If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

Rick Dowdle, a portfolio manager of the Fund, will cease his portfolio management responsibilities on or about December 31, 2018.  Effective on that date, all references to Mr. Dowdle in the Fund’s prospectuses, summary prospectuses and statement of additional information are removed in their entirety.

The Fund will continue to be managed by Norman Milner.  Mr. Milner has managed the Fund since its inception in 2015.

The date of this supplement is December 13, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com